UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

First Amendment to Amended and Restated Company Credit Agreement

On December 21, 2021, Civitas Resources, Inc., a Delaware corporation (the “Company”) entered into a First Amendment to Amended and Restated Credit Agreement (the “First Amendment”), among the Company, the guarantors party thereto (the “Guarantors”), the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”), which First Amendment amends the terms of that certain Amended and Restated Credit Agreement, dated as of November 1, 2021 (the “Credit Agreement”) among the Company, the Guarantors, each lender from time to time party thereto and the Administrative Agent, having an Aggregate Maximum Credit Amount (as defined in the Credit Agreement) of $2.0 billion.

Pursuant to the First Amendment, the parties have agreed that the minimum hedging covenant with respect to projected oil and gas production will not apply if the Company’s leverage ratio is less than 1.00:1 as of the applicable quarterly test date, until the next such test date.

The foregoing description of the First Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*
First Amendment to Amended and Restated Credit Agreement, among Civitas Resources, Inc., the guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the administrative agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL)
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Dated: December 22, 2021	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	General Counsel and Secretary

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